Shareholders’ Equity	12 Months Ended
Dec. 31, 2023
Shareholders’ Equity [Abstract]
SHAREHOLDERS’ EQUITY

NOTE 11 – SHAREHOLDERS’ EQUITY

Mingteng International is authorized to issue 5,000,000,000 ordinary shares of $0.00001 par value.

On September 20, 2021, Mingteng International issued an aggregate of 5,000,000 ordinary shares in connection with the reorganization which was completed on September 26, 2022.

On September 30, 2022, Mingteng International declared cash dividends of RMB 2.5 million (approximately $352,123) to shareholders which were paid by Wuxi Mingteng Mould in December 2022.

A contribution to capital of RMB 1,000,000 (approximately $145,345) was paid by a shareholder in August 30, 2022; and the shareholder subsequently sold his shares to Wuxi Ningteng Intelligent Manufacturing Co., Ltd. on September 26, 2022.

In accordance with the relevant PRC laws and regulations, Mingteng International’s subsidiaries in the PRC are required to provide for certain statutory reserves, which are appropriated from net profits as reported in accordance with PRC accounting standards. Mingteng International’s subsidiaries in the PRC are required to allocate at least 10% of their after-tax profits to a statutory reserve until such reserve has reached 50% of their respective registered capital. Appropriations to other types of reserves in accordance with relevant PRC laws and regulations are to be made at the discretion of the board of directors of each of entity in the PRC. The statutory reserves are restricted from being distributed as dividends under PRC laws and regulations. As of December 31, 2022, statutory reserves had reached 50% of their respective registered capital. The balance of total statutory reserves remained $465,572 after December 31, 2022.